Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Equity Dividend VIP Series

Supplement to Prospectus Dated May 1, 2008

RS Investments, the Series’ investment adviser, has proposed to the Trust’s Board of Trustees that the Series be liquidated. During the period prior to the anticipated liquidation, the portfolio manager of the Series will be Scott Hartman and the Series will invest substantially all of its assets in investments intended to replicate the performance of the Russell 3000® Index, one of the Series’ benchmark indexes; the Series will likely invest all or a substantial portion of the Series’ assets in exchange-traded funds. RS Investments has contractually agreed to waive its management fee in its entirety.

Scott Hartman is a client portfolio manager and an analyst on the RS Value Team. Prior to joining the firm in 2007, Scott was a Partner at Blum Capital Partners, where he spent over six years managing the firm’s capital markets activities. Previously, he held CFO positions both at EGORA Holding Group in Munich, Germany, and Security Capital U.S. Realty in London, England. Scott holds an A.B. in political science from Stanford University and completed a joint J.D./M.B.A. program at the University of California Berkeley’s Haas School of Business and Hastings College of the Law.

April 17, 2009

Supplement to Statement of Additional Information Dated May 1, 2008

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 45, that section is amended and restated in its entirety to state: “As of March 31, 2009, none of the Funds’ portfolio managers beneficially owned shares of the Funds they managed.”

Under “Other Accounts” on page 45, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of March 31, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Scott Hartman	0	$0	0	$0	1	$1,077

April 17, 2009